Exhibit 10.2

ICU MEDICAL, INC.
AMENDED AND RESTATED 2011 STOCK INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT
1.Issuance of Units. ICU Medical, Inc., a Delaware corporation (the “Company”), hereby issues to the Grantee (the “Grantee”) named in the Notice of Restricted Stock Unit Award (the “Notice”) an award (the “Award”) of the Total Number of Restricted Stock Units Awarded set forth in the Notice (the “Units”), subject to the Notice, this Restricted Stock Unit Agreement (the “Agreement”) and the terms and provisions of the ICU Medical, Inc. Amended and Restated 2011 Stock Incentive Plan, as amended from time to time (the “Plan”), which is incorporated herein by reference. Unless otherwise provided herein, the terms in this Agreement shall have the same meaning as those defined in the Plan.

2.Transfer Restrictions. The Units may not be transferred in any manner other than by will or by the laws of descent and distribution.

3.Conversion of Units and Issuance of Shares.

(a)General. Subject to Sections 3(b), 3(c) and 13, one share of Common Stock shall be issuable for each Unit subject to the Award (the “Shares”), as follows:

(i)If Grantee is or may become a Retirement Eligible Employee at any time during the period beginning on the first anniversary of the Grant Date and ending on the final Scheduled Vesting Date specified in the Vesting Schedule set forth in the Notice, and, in the case Grantee experiences a Retirement prior to the final Scheduled Vesting Date, as long as Grantee complies with the Retirement Competition Restriction, Shares shall be issuable within 30 days following the applicable Scheduled Vesting Date. Notwithstanding anything to the contrary contained herein, the exact delivery date of any Shares shall be determined by the Company in its sole discretion (and Grantee shall not have a right to designate the time of payment). Notwithstanding the generality of the foregoing, the Administrator shall have the authority to determine to issue the Shares prior to a Scheduled Vesting Date upon a termination of the Award in connection with a “change of control event” (as defined in Treasury Regulation Section 1.409A-3(i)(5)) in accordance with Treasury Regulation 1.409A-3(j)(ix)(B).

(ii)If Grantee is not and will not be a Retirement Eligible Employee at any time during the period beginning on the first anniversary of the Grant Date and ending on the final Scheduled Vesting Date specified in the Vesting Schedule set forth in the Notice, Shares shall be issuable as soon as administratively feasible on or after the date on which such Units vest, but no later than March 15 of the year following the year in which the applicable vesting date occurs.

(iii)Notwithstanding anything to the contrary contained herein, the Company will deliver the appropriate number of Shares to the Grantee after satisfaction of any required tax or other withholding obligations. Any fractional Unit remaining after the Award is fully vested shall be discarded and shall not be converted into a fractional Share.

(b)FICA Tax. Grantee understands and agrees that, if Grantee is or may be a Retirement Eligible Employee during the period beginning on the first anniversary of the Grant Date and ending on the final Scheduled Vesting Date specified in the Vesting Schedule set forth in the Notice, then, to the extent any Federal Insurance Contribution Acts tax withholding obligations arise in connection with the Units, the Company may accelerate the payment of a number of Units sufficient to satisfy (but not in excess of) such tax withholding obligations and any tax withholding obligations associated with such accelerated payment, and the Company may withhold such amounts in satisfaction of such withholding obligations.

(c)Delay of Conversion. The conversion of the Units into the Shares under Section 3(a) above, shall be delayed in the event the Company reasonably anticipates that the issuance of the Shares would constitute a violation of federal securities laws or other Applicable Law. If the conversion of the Units into the Shares is delayed by the provisions of this Section 3(c), the conversion of the Units into the Shares shall occur at the earliest date at which the Company reasonably anticipates issuing the Shares will not cause a violation of federal securities laws or other Applicable Law. For purposes of this Section 3(c), the issuance of Shares that would cause inclusion in gross income or the application of any penalty provision or other provision of the Code is not considered a violation of Applicable Law.

4.Right to Shares. The Grantee shall not have any right in, to or with respect to any of the Shares (including any voting rights or rights with respect to dividends paid on the Common Stock) issuable under the Award until the Award (or portion thereof) is settled by the issuance of such Shares to the Grantee.

5.Retirement. For purposes of this Agreement, “Retirement” means, except as otherwise determined by the Committee or as required by local law applicable to the Grantee, the termination of the Grantee’s Continuous Service by the Grantee for any reason, other than a termination of Continuous Service due to death or Disability, on or following the first anniversary of the Grant Date, when the Grantee is a Retirement Eligible Employee; provided, that the Grantee has advised the Company’s corporate secretary in writing no less than six (6) months prior to such Retirement that the Grantee is intending to retire effective as of such date (such notice, the “Retirement Notice”). If the Grantee does not provide the Retirement Notice, or if the Grantee’s termination occurs prior to the first anniversary of the Grant Date, in either case, then the Grantee’s termination will not qualify as a “Retirement” for purposes of this Agreement. For purposes of this Agreement, the “Eligible Retirement Date” shall be the first date on which Grantee attains at least fifty-five (55) years of age and ten (10) years of Continuous Service with the Company and its Affiliates. Any Grantee who has reached his or her Eligible Retirement Date shall constitute a “Retirement Eligible Employee”. For purposes of this Agreement, years of Continuous Service shall be determined using the Grantee’s most-recent hire date, as reflected in the Company’s records. For purposes of this Agreement, “Retirement Competition Restriction” shall mean, following Grantee’s Retirement, Grantee not, within the Restricted Territory, directly or indirectly, either in an individual or representative capacity, engaging in any business, enterprise or employment, whether as owner, partner, officer, director, shareholder, independent contractor, consultant, employee, agent, advisor, investor or otherwise, in any position, job, task, function, skill or responsibility similar to those which Grantee performs or performed while working for the Company or any Related Entity, for any entity which directly or indirectly is then engaged in the same or similar business to the Business; provided, however, nothing in this Section 5 shall preclude Grantee from merely holding for investment less than five percent (5%) of any corporation's outstanding securities which are regularly traded on a national stock exchange or quoted on the National Association of Securities Dealers Automated Quotation National Market System. For avoidance of doubt, the Retirement Competition Restriction does not prohibit Grantee from working for another employer for any period of time following a Retirement; rather, voluntary compliance with the Retirement Competition Restriction by Grantee after their Retirement is a condition that Grantee must satisfy in order to receive the benefit of any unvested Units as of the Retirement to remain outstanding and continue to vest and be eligible for payment upon the Scheduled Vesting Dates. If Grantee experiences a Retirement, then Grantee must notify the Company in writing in advance of ceasing to comply with the Retirement Competition Restriction prior to any Scheduled Vesting Date. Any decision by Grantee to cease complying with the Retirement Competition Restriction does not impact any of Grantee’s other obligations under this Agreement, including without limitation Grantee’s obligations under Section 7 of this Agreement. Notwithstanding any provision to the contrary in the Plan or this Agreement, any continued or extended vesting period that would otherwise be available upon the Grantee’s Retirement under an Award shall not apply to any such Awards granted to any Grantee resident in any country where a continued or extended vesting period due to Retirement would violate Applicable Laws, rules and regulations, including without limitation such laws, rules and regulations regarding age discrimination.

6.Taxes.

(a)Tax Liability. The Grantee is ultimately liable and responsible for all taxes owed by the Grantee in connection with the Award, regardless of any action the Company or any Related Entity takes with respect to any tax withholding obligations that arise in connection with the Award. Neither the Company nor any Related Entity makes any representation or undertaking regarding the treatment of any tax withholding in connection with any aspect of the Award, including the grant, vesting, assignment, release or cancellation of the Units, the delivery of Shares, the subsequent sale of any Shares acquired upon vesting and the receipt of any dividends or dividend equivalents. The Company does not commit and is under no obligation to structure the Award to reduce or eliminate the Grantee’s tax liability.

(b)Payment of Withholding Taxes. Prior to any event in connection with the Award that the Company determines may result in any tax withholding obligation, whether United States federal, state, local or non-U.S., including any social insurance, employment tax, payment on account or other tax-related obligation (the “Tax Withholding Obligation”), the Grantee must arrange for the satisfaction of such Tax Withholding Obligation in a manner acceptable to the Company.

(i)By Share Withholding. Unless the Grantee determines to satisfy the Tax Withholding Obligation by some other means in accordance with clause (ii) below, the Company shall withhold from those Shares otherwise issuable to the Grantee the whole number of Shares which have a Fair Market Value on the date of withholding no greater than the aggregate amount of such liabilities based on the maximum individual statutory withholding rates in the applicable jurisdiction. The Grantee acknowledges that the withheld Shares may not be sufficient to satisfy the Grantee’s Tax Withholding Obligation. Accordingly, the Grantee agrees to pay to the Company or any Related Entity as soon as practicable, including through additional payroll withholding, any amount of the Tax Withholding Obligation that is not satisfied by the withholding of Shares described above.

(ii)By Check, Wire Transfer or Other Means. At any time not less than five (5) business days (or such fewer number of business days as determined by the Administrator) before any Tax Withholding Obligation arises, the Grantee may elect to satisfy the Grantee’s Tax Withholding Obligation by delivering to the Company an amount that the Company determines is sufficient to satisfy the Tax Withholding Obligation by (x) wire transfer to such account as the Company may direct, (y) delivery of a certified check payable to the Company, or (z) such other means as specified from time to time by the Administrator. Notwithstanding the foregoing, the Company or a Related Entity also may satisfy any Tax Withholding Obligation by offsetting any amounts (including, but not limited to, salary, bonus and severance payments) payable to the Grantee by the Company and/or a Related Entity. Furthermore, in the event of any determination that the Company has failed to withhold a sum sufficient to pay all withholding taxes due in connection with the Award, the Grantee agrees to pay the Company the amount of such deficiency in cash within five (5) days after receiving a written demand from the Company to do so, whether or not the Grantee is an employee of the Company at that time.

7.Restrictive Covenants. In consideration of the Company’s issuance of the Award to Grantee, Grantee agrees to be bound by each of the restrictive covenants included below, subject to the provisions in Addenda A, as applicable.

(a)Non-Competition. To the extent permitted by applicable laws and subject to Addenda A, during Grantee’s employment with the Company or any Related Entity, and for a period of twelve (12) consecutive months immediately following the termination of Grantee’s employment with the Company or any Related Entity for any reason, Grantee will not, within the Restricted Territory, directly or indirectly, either in an individual or representative capacity, engage in any business, enterprise or employment, whether as owner, partner, officer, director, shareholder, independent contractor, consultant, employee, agent, advisor, investor or otherwise, in any position, job, task, function, skill or responsibility similar to those which Grantee performs or performed while working for the Company or any Related Entity, for any entity which directly or indirectly is then engaged in the same or similar business to the Business; provided, however, nothing in this Section 7(a) shall preclude Grantee from merely holding for investment less than five percent (5%) of any corporation's outstanding securities which are regularly traded on a national stock exchange or quoted on the National Association of Securities Dealers Automated Quotation National Market System.

(b)Non-Solicitation. To the extent permitted by applicable laws and subject to Addenda A, during Grantee’s employment with the Company or any Related Entity, and for a period of twelve (12) consecutive months immediately following the termination of Grantee’s employment with the Company or any Related Entity for any reason, directly or indirectly, other than on behalf of the Company or any Related Entity, individually or as a participant, with any other person or company, or on behalf of Grantee or any third party: (i) within the Restricted Territory, solicit any Customer or any Vendor in a manner that is detrimental to, or reasonably likely to be detrimental to, the legitimate business interests of the Company or any Related Entity; (ii) interfere with the relationship between the Company or any Related Entity and any Customer or Vendor in a manner that is detrimental to, or reasonably likely to be detrimental to, the legitimate business interests of the Company or any Related Entity; (iii) employ or solicit, or attempt to employ or solicit for any employment, any of Company’s or any of its Related Entities’ then-current employees, consultants or contractors or, with respect to the 12-month post-employment portion of the restricted period, any employee, consultant or contractor who was employed by, or provided services to, the Company or any of its Related Entities within the then prior three (3) month period, and with whom Grantee had direct personal contact in the course of the performance of Grantee’s job duties on behalf of the Company or any of its Related Entities during the last twelve (12) months of Grantee’s employment with the Company or any of its Related Entities; (iv) encourage, induce or influence any employee, consultant or contractor of the Company or any Related Entity to terminate their employment, services agreement or relationship with the Company or any Related Entity and become employed with or provide services to any entity which directly or indirectly is then engaged in the same or similar business to the Business; or (v) interfere with the relationship between the Company or any Related Entity and any employee, consultant or independent contractor in a manner that is detrimental to, or reasonably likely to be detrimental to, the legitimate business interests of the Company or any Related Entity; provided, however, with respect to the 12-month post-employment portion of the restricted period, the restrictions in (iv) and (v) shall only apply to employees, consultants or contractors with whom Grantee had direct personal contact in the course of the performance of Grantee’s job duties on behalf of the Company or any of its Related Entities during the last twelve (12) months of Grantee’s employment with the Company or any of its Related Entities.

(c) Definitions. When used in Sections 5 and 7 (as applicable):

(i) “Business” means the Company’s and any of its Related Entities’ IV solutions, IV smart pumps with pain management and safety software technology, syringe and ambulatory pumps, dedicated and non-dedicated IV sets and needlefree connectors and related consumables, peripheral IV catheters, fluid warming and respiratory devises, silicone and PVC tracheotomy tubes or any other business of the Company or any of its Related Entities, as described in any and all of the Company’s or any of its Related Entities’ marketing and sales manuals, as the same may be altered, amended, supplemented or otherwise changed from time to time, and any then-existing or prospective business described in the Company’s or any of its Related Entities’ annual operating and strategic plans, in which Grantee is involved during Grantee’s employment with the Company or any of its Related Entities.

(ii) “Customer” means any then-current, former or actively sought prospective customer of the Company or any of its Related Entities (i) with whom Grantee had material contact in the course of Grantee’s employment with the Company or any of its Related Entities, or, with respect to the 12-month post-employment portion of the restricted period, (A) with whom Grantee dealt on behalf of the Company or any of its Related Entities during the last twenty-four (24) months of Grantee’s employment with the Company or any of its Related Entities; or (B) whose dealings with the Company or any of its Related Entities were coordinated or supervised by Grantee during the last twenty-four (24) months of Grantee’s employment with the Company or any of its Related Entities, or (ii) about whom Grantee had access to nonpublic confidential or proprietary information.

(iii) “Restricted Territory” means (i) if Grantee is an employee with an assigned geographic area, the geographic area in which Grantee performed services for the Company or any of its Related Entities during Grantee’s employment with the Company or any of its Related Entities, or (ii) if Grantee is an employee without an assigned geographic area, each of the States of the United States of America (which accurately describes the geographic area in which the Company and its are engaged in business).

(iv) “Vendor” means any then-current, former or actively sought prospective vendor, supplier or strategic partner of the Company or any of its Related Entities (i) with whom Grantee had material contact in the course of Grantee’s employment with the Company or any of its Related Entities, or, with respect to the 12-month post-employment portion of the restricted period, (A) with whom Grantee dealt on behalf of the Company or any of its Related Entities during the last twenty-four (24) months of Grantee’s employment with the Company or any of its Related Entities; or (B) whose dealings with the Company or any of its Related Entities were coordinated or supervised by Grantee during the last twenty-four (24) months of Grantee’s employment with the Company or any of its Related Entities, or (ii) about whom Grantee had access to nonpublic confidential or proprietary information.

(d)Injunctive Relief and Other Remedies. Grantee acknowledges that the restrictions set forth in Sections 5 and 7 are reasonable and necessary to protect the legitimate business interests of the Company, including without limitation the Company’s trade secrets, confidential information, inventions and substantial relationships between the Company and its employees, contractors, customers and prospective customers, and vendors, and that the Company would not have entered into this Agreement in the absence of such restrictions. Grantee understands that in the event of a breach or threatened breach of Sections 5 or 7 by Grantee the Company will suffer continuing and irreparable harm for which monetary damages will not be an adequate remedy, and will therefore be entitled to injunctive relief to enforce the provisions in Sections 5 and 7, without the necessity of posting a bond. Grantee shall not, in any action or proceeding to enforce any of the provisions of Sections 5 or 7, assert the claim or defense that an adequate remedy at law exists. Grantee also understands that, in the event of any breach of the provisions of Sections 5 or 7 by Grantee, the Company reserves all rights and may pursue any and all available legal remedies. In addition to the foregoing, if Grantee violates any of Grantee’s obligations under this Section 7, then, in addition to any other remedies the Company may have under this Agreement or otherwise, and to the full extent permitted by Applicable Law, Grantee shall (i) reimburse the Company the amount of any payment (whether payment is made in cash or Shares) related the Units settled pursuant to this Agreement and (ii) pay the Company any gains or profits on the sale of Shares acquired pursuant to this Agreement. In addition, if either party to this Agreement brings legal action or suit to enforce the provisions of this Section 7, the prevailing party, as determined by a court of competent jurisdiction, shall be entitled to recover, in addition to all relief awarded or ordered, the costs of suit, including attorneys' fees actually incurred.

8.Entire Agreement; Governing Law. The Notice, the Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee; provided, however, the Notice, the Plan and this Agreement shall supplement and not supersede any other written agreement between Grantee and the Company or any of its subsidiaries or affiliates addressing non-disclosure of confidential information, assignment of inventions or other intellectual property rights, restrictive covenants or other terms for the benefit of the Company or any of its subsidiaries or affiliates (the “Other Protective Agreements”), with any Other Protective Agreements and the Notice, the Plan and this Agreement being read and interpreted together to provide the maximum protection available to the Company and its subsidiaries or affiliates. The Notice and this Agreement are to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties.

9.Construction. The captions used in the Notice and this Agreement are inserted for convenience and shall not be deemed a part of the Award for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

10.Administration and Interpretation. Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Agreement shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

11.Venue and Jurisdiction. The parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Agreement shall be brought exclusively in the United States District Court for Delaware (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Delaware state court) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. If any one or more provisions of this Section 11 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

12.Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

13.Section 409A. To the extent applicable, this Agreement shall be interpreted in accordance with Section 409A, including without limitation any such regulations or other guidance that may be issued after the Grant Date. Notwithstanding any other provision of the Plan, the Notice or this Agreement, if at any time the Administrator determines that the Units (or any portion thereof) may be subject to Section 409A, the Administrator shall have the right in its sole discretion (without any obligation to do so or to indemnify you or any other person for failure to do so) to adopt such amendments to the Plan, the Notice or this Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Administrator determines are necessary or appropriate for the Units to be exempt from the application of Section 409A or to comply with the requirements of Section 409A. For purposes of this Agreement, a termination of employment or service will be determined consistent with the rules relating to a “separation from service” as defined in Section 409A. Payments pursuant to this section are intended to constitute separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations. Notwithstanding anything to the contrary in this Agreement, no amounts shall be paid to the Grantee under this Agreement during the six-month period following the Grantee’s “separation from service”, as defined in Section 409A, to the extent that the Administrator determines that the Grantee is a “specified employee” (within the meaning of Section 409A) at the time of such separation from service and that paying such amounts at the time or times indicated in this Agreement would be a prohibited distribution under Section 409A(a)(2)(B)(i) of the Code. If the payment of any such amounts is delayed as a result of the previous sentence, then on the first business day following the end of such six-month period (or such earlier date upon which such amount can be paid under Section 409A without being subject to such additional taxes), the Company shall pay to the Grantee in a lump-sum all amounts that would have otherwise been payable to the Grantee during such six-month period under this Agreement.

14. Amendment and Waivers. Except as otherwise provided in this Agreement, this Agreement may be amended only by a written agreement executed by each of the parties hereto. No amendment of or waiver of, or modification of any obligation under this Agreement will be enforceable unless set forth in a writing signed by the party against which enforcement is sought. Any amendment effected in accordance with this Section 14 will be binding upon all parties hereto and each of their respective successors and assigns. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance. No waiver granted under this Agreement as to any one provision herein shall constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.

15.Severability. If any provision of the Notice or this Agreement is determined by any court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from the Notice or this Agreement and the remainder of the Notice or this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in the Notice or this Agreement.

16.Successors and Assigns: Assignment. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations assigned to the Company.

17.Counterparts. This Agreement may be executed in any number of counterparts (including by means of telecopied, facsimile, PDF, DocuSign or other electronic signature pages), each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement. Signatures delivered by telecopied, facsimile, PDF, DocuSign or other electronic signature shall constitute original signatures.
END OF AGREEMENT

ADDENDA A TO
RESTRICTED STOCK UNIT AGREEMENT

STATE LAW MODIFICATIONS

The purpose of this Addenda A to the Restricted Stock Unit Agreement is to modify certain terms of this Agreement while Grantee is providing services to the Company or any of its Related Entities in certain states as described below.

The Agreement remains in effect and applies to Grantee while Grantee is employed by the Company or any of its Related Entities. However, if Grantee is employed by the Company or any of its Related Entities in one of the states listed below, the provisions for that state modify the Agreement as indicated, but only while Grantee remains employed by the Company or any of its Related Entities in that state or territory or as otherwise provided by applicable law. If, at any time, Grantee is relocated by the Company or any of its Related Entities to another state, then this Agreement’s provisions for the new location will apply, instead of the provisions for Grantee’s former location.

If no specific modifications are listed for the state in which Grantee is employed, this Addenda A does not apply. For purposes of this Addenda A, Grantee is employed by the Company or any of its Related Entities in only one state at any given time.

CALIFORNIA

While Grantee is employed by the Company or any of its Related Entities in California, disregard the post-employment application of Section 7(a) (Non-Competition). The post-employment aspect of this Section does not apply.

While Grantee is employed by the Company or any of its Related Entities in California, the post-employment application of Section 7(b) (Non-Solicitation) shall only apply if Grantee is accessing, using or disclosing any of the Company’s or its Related Entities’ trade secret information or nonpublic confidential or proprietary information.

While Grantee is employed by the Company or any of its Related Entities in California, the following Section replaces Section 8 (Entire Agreement; Governing Law) in its entirety:

8. Entire Agreement. The Notice, the Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee; provided, however, the Notice, the Plan and this Agreement shall supplement and not supersede any other written agreement between Grantee and the Company or any of its subsidiaries or affiliates addressing non-disclosure of confidential information, assignment of inventions or other intellectual property rights, restrictive covenants or other terms for the benefit of the Company or any of its subsidiaries or affiliates (the “Other Protective Agreements”), with any Other Protective Agreements and the Notice, the Plan and this Agreement being read and interpreted together to provide the maximum protection available to the Company and its subsidiaries or affiliates.

While Grantee is employed by the Company or any of its Related Entities in California, disregard Section 11 (Venue and Jurisdiction). This Section does not apply.

COLORADO

While Grantee is employed by the Company or any of its Related Entities in Colorado, the following Section replaces Section 8 (Entire Agreement; Governing Law) in its entirety:

8. Entire Agreement. The Notice, the Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee; provided, however, the Notice, the Plan and this Agreement shall supplement and not supersede any other written agreement between Grantee and the Company or any of its subsidiaries or affiliates addressing non-disclosure of confidential information, assignment of inventions or other intellectual property rights, restrictive covenants or other terms for the benefit of the Company or any of its subsidiaries or affiliates (the “Other Protective Agreements”), with any Other Protective Agreements and the Notice, the Plan and this Agreement being read and interpreted together to provide the maximum protection available to the Company and its subsidiaries or affiliates.

While Grantee is employed by the Company or any of its Related Entities in Colorado, disregard Section 11 (Venue and Jurisdiction). This Section does not apply.

While Grantee is employed by the Company or any of its Related Entities in Colorado, the following Section is added to the Agreement as Section 18:

18. Notice. Grantee understands and acknowledges that Grantee is hereby being advised by the Company to consult with an attorney prior to signing this Agreement. Grantee’s decision whether to sign this Agreement is Grantee’s voluntary decision and made with full knowledge that the Company has advised Grantee to consult with an attorney. Grantee understands that Grantee has 14 days from the date Grantee receives this Agreement to consider whether to sign this Agreement. If Grantee signs this Agreement before the end of the 14-day period, it will be Grantee’s voluntary decision to do so because Grantee has decided that Grantee does not need any additional time to decide whether to sign this Agreement. Grantee also agrees that any changes made to this Agreement before Grantee signs it, whether material or immaterial, will not restart the 14-day period.

FLORIDA

While Grantee is employed by the Company or any of its Related Entities in Florida, the following Section is added to the Agreement as Section 18:

18. Notice. Grantee understands and acknowledges that Grantee is hereby being advised by the Company to consult with an attorney prior to signing this Agreement. Grantee’s decision whether to sign this Agreement is Grantee’s voluntary decision and made with full knowledge that the Company has advised Grantee to consult with an attorney. Grantee understands that Grantee has seven days from the date Grantee receives this Agreement to consider whether to sign this Agreement. If Grantee signs this Agreement before the end of the seven-day period, it will be Grantee’s voluntary decision to do so because Grantee has decided that Grantee does not need any additional time to decide whether to sign this Agreement. Grantee also agrees that any changes made to this Agreement before Grantee signs it, whether material or immaterial, will not restart the seven-day period

IDAHO

While Grantee is employed by the Company or any of its Related Entities in Idaho, Grantee acknowledges that Grantee is a “key employee” as that term is defined in Idaho Stat. § 44-2702, and that if Grantee becomes employed by or affiliated with a competitor in violation of Section 7(a) (Non-Competition) it is inevitable that Grantee would disclose the Company’s trade secrets or nonpublic confidential or proprietary information.

ILLINOIS

While Grantee is employed by the Company or any of its Related Entities in Illinois, Grantee acknowledges and agrees that the Company’s issuance of the Award to Grantee is adequate consideration for the non-competition and non-solicitation provisions in Section 7 (Restrictive Covenants) of the Agreement as required under 820 ILCS 90/15.

While Grantee is employed by the Company or any of its Related Entities in Illinois, the following Section is added to the Agreement as Section 18:

18. Notice. Grantee understands and acknowledges that Grantee is hereby being advised by the Company to consult with an attorney prior to signing this Agreement. Grantee’s decision whether to sign this Agreement is Grantee’s voluntary decision and made with full knowledge that the Company has advised Grantee to consult with an attorney. Grantee understands that Grantee has 14 days from the date Grantee receives this Agreement to consider whether to sign this Agreement. If Grantee signs this Agreement before the end of the 14-day period, it will be Grantee’s voluntary decision to do so because Grantee has decided that Grantee does not need any additional time to decide whether to sign this Agreement. Grantee also agrees that any changes made to this Agreement before Grantee signs it, whether material or immaterial, will not restart the 14-day period.

LOUISIANA

If Grantee is employed by the Company or any of its Related Entities in Louisiana, this Section shall replace Section 7(c)(iii) (definition of Restricted Territory) in the entirety:

“Restricted Territory” means the municipalities or parishes in which Grantee performed services for the Company or any of its Related Entities during Grantee’s employment with the Company or any of its Related Entities. Municipalities and parishes include, without limitation Acadia, Allen, Ascension, Avoyelles, Beauregard, Bossier, Caddo, Calcasieu, Caldwell, Claiborne, Concordia, De Soto, East Baton Rouge, Evangeline, Franklin, Iberia, Jackson, Jefferson, Jefferson Davis, La Salle, Lafayette, Lafourche, Lincoln, Livingston, Morehouse, Natchitoches, Orleans, Ouachita, Pointe Coupee, Rapides, Red River, Richland, Sabine, St. Bernard, St. Charles, St. James, St. John the Baptist, St. Landry, St. Martin, St. Mary, St. Tammany, Tangipahoa, Terrebonne, Union, Vermilion, Vernon, Washington, Webster, West Carroll, and Winn.

MAINE

While Grantee is employed by the Company or any of its Related Entities in Maine, the following Section is added to the Agreement as Section 18:

18. Notice. Grantee understands and acknowledges that Grantee is hereby being advised by the Company to consult with an attorney prior to signing this Agreement. Grantee’s decision whether to sign this Agreement is Grantee’s voluntary decision and made with full knowledge that the Company has advised Grantee to consult with an attorney. Grantee understands that Grantee has three days from the date Grantee receives this Agreement to consider whether to sign this Agreement. If Grantee signs this Agreement before the end of the three-day period, it will be Grantee’s voluntary decision to do so because Grantee has decided that Grantee does not need any additional time to decide whether to sign this Agreement. Grantee also agrees that any changes made to this Agreement before Grantee signs it, whether material or immaterial, will not restart the three-day period.

MASSACHUSETTS

While Grantee is employed by the Company or any of its Related Entities in Massachusetts, Grantee acknowledges and agrees that the Company’s issuance of the Award to Grantee is adequate consideration for the non-competition and non-solicitation provisions in Section 7 (Restrictive Covenants) of the Agreement as required under Mass. Gen. L. ch. 149 § 24L.

If Grantee is, and for at least 30 days immediately preceding the termination of Grantee’s employment with the Company or any of its Related Entities, a resident or employed in Massachusetts, the following Section replaces Section 8 (Entire Agreement; Governing Law) in its entirety:

8. Entire Agreement. The Notice, the Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee; provided, however, the Notice, the Plan and this Agreement shall supplement and not supersede any other written agreement between Grantee and the Company or any of its subsidiaries or affiliates addressing non-disclosure of confidential information, assignment of inventions or other intellectual property rights, restrictive covenants or other terms for the benefit of the Company or any of its subsidiaries or affiliates (the “Other Protective Agreements”), with any Other Protective Agreements and the Notice, the Plan and this Agreement being read and interpreted together to provide the maximum protection available to the Company and its subsidiaries or affiliates.

If Grantee is, and for at least 30 days immediately preceding the termination of Grantee’s employment with the Company or any of its Related Entities, a resident or employed in Massachusetts, the following Section replaces Section 11 (Venue and Jurisdiction):

11. Governing Law; Venue and Jurisdiction. The Notice and this Agreement are to be construed in accordance with and governed by the internal laws of the Commonwealth of Massachusetts without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the Commonwealth of Massachusetts to the rights and duties of the parties.

The parties mutually agree that any litigation regarding the interpretation or enforcement of this Agreement shall be brought in the Business Litigation Section of the Superior Court of Suffolk County, Massachusetts, and Grantee consents to the exercise of personal jurisdiction over Grantee by that court. Grantee agrees that the Business Litigation Section of the Superior Court of Suffolk County, Massachusetts shall be the exclusive forum for litigation regarding the interpretation or enforcement of this Agreement. By so agreeing, Grantee understands that Grantee is surrendering the right to commence litigation against the Company outside that court. If any provision of this Section 11 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

While Grantee is employed by the Company or any of its Related Entities in Massachusetts, the following Section is added to the Agreement as Section 18:

18. Notice. Grantee understands and acknowledges that Grantee is hereby being advised by the Company to consult with an attorney prior to signing this Agreement. Grantee’s decision whether to sign this Agreement is Grantee’s voluntary decision and made with full knowledge that the Company has advised Grantee to consult with an attorney. Grantee understands that Grantee has 10 business days from the date Grantee receives this Agreement to consider whether to sign this Agreement. If Grantee signs this Agreement before the end of the 10-day period, it will be Grantee’s voluntary decision to do so because Grantee has decided that Grantee does not need any additional time to decide whether to sign this Agreement. Grantee also agrees that any changes made to this Agreement before Grantee signs it, whether material or immaterial, will not restart the 10-day period.

MINNESOTA

While Grantee is employed by the Company or any of its Related Entities in Minnesota, disregard the post-employment application of Section 7(a) (Non-Competition). The post-employment aspect of this Section does not apply.

While Grantee is employed by the Company or any of its Related Entities in Minnesota, the following Section replaces Section 8 (Entire Agreement; Governing Law) in its entirety:

8. Entire Agreement. The Notice, the Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee; provided, however, the Notice, the Plan and this Agreement shall supplement and not supersede any other written agreement between Grantee and the Company or any of its subsidiaries or affiliates addressing non-disclosure of confidential information, assignment of inventions or other intellectual property rights, restrictive covenants or other terms for the benefit of the Company or any of its subsidiaries or affiliates (the “Other Protective Agreements”), with any Other Protective Agreements and the Notice, the Plan and this Agreement being read and interpreted together to provide the maximum protection available to the Company and its subsidiaries or affiliates.

While Grantee is employed by the Company or any of its Related Entities in Minnesota, disregard Section 11 (Venue and Jurisdiction). This Section does not apply.

NEVADA

While Grantee is employed by the Company or any of its Related Entities in Nevada, the following sentence is added at the end of Section 7(b) (Non-Solicitation):

Notwithstanding the foregoing, Subsections (i) or (ii) of this Section 7(b) shall not restrict Grantee from providing services to any actual or prospective Customer or Vendor, or any other person having business dealings with the Company or any of its Related Entities, if Grantee can demonstrate that: (i) Grantee did not solicit the former individual or business, (ii) the individual or business voluntarily chose to leave and seek services from Grantee, and (iii) Grantee is otherwise complying with the limitations in this Agreement other than any limitation on providing services to any former actual or prospective Customer or Vendor, or any other person having business dealings with the Company or any of its Related Entities, who seeks the services of Grantee without any contact instigated by Grantee.

NORTH DAKOTA

While Grantee is employed by the Company or any of its Related Entities in North Dakota, disregard the post-employment application of Section 7(a) (Non-Competition). The post-employment aspect of this Section does not apply.

While Grantee is employed by the Company or any of its Related Entities in North Dakota, the post-employment application of Section 7(b) (Non-Solicitation) shall only apply if Grantee is accessing, using or disclosing any of the Company’s or its Related Entities’ trade secret information or nonpublic confidential or proprietary information.

OKLAHOMA

While Grantee is employed by the Company or any of its Related Entities in Oklahoma, disregard the post-employment application of Section 7(a) (Non-Competition). The post-employment aspect of this Section does not apply.

While Grantee is employed by the Company or any of its Related Entities in Oklahoma, the post-employment application of Section 7(b) (Non-Solicitation) shall only apply if Grantee is accessing, using or disclosing any of the Company’s or its Related Entities’ trade secret information or nonpublic confidential or proprietary information.

OREGON

While Grantee is employed by the Company or any of its Related Entities in Oregon, the following Section replaces Section 8 (Entire Agreement; Governing Law) in its entirety:

8. Entire Agreement. The Notice, the Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee; provided, however, the Notice, the Plan and this Agreement shall supplement and not supersede any other written agreement between Grantee and the Company or any of its subsidiaries or affiliates addressing non-disclosure of confidential information, assignment of inventions or other intellectual property rights, restrictive covenants or other terms for the benefit of the Company or any of its subsidiaries or affiliates (the “Other Protective Agreements”), with any Other Protective Agreements and the Notice, the Plan and this Agreement being read and interpreted together to provide the maximum protection available to the Company and its subsidiaries or affiliates.

While Grantee is employed by the Company or any of its Related Entities in Oregon, disregard Section 11 (Venue and Jurisdiction). This Section does not apply.

While Grantee is employed by the Company or any of its Related Entities in Oregon, the following Section is added to the Agreement as Section 18:

18. Notice. Grantee understands and acknowledges that Grantee is hereby being advised by the Company to consult with an attorney prior to signing this Agreement. Grantee’s decision whether to sign this Agreement is Grantee’s voluntary decision and made with full knowledge that the Company has advised Grantee to consult with an attorney. Grantee understands that Grantee has 14 days from the date Grantee receives this Agreement to consider whether to sign this Agreement. If Grantee signs this Agreement before the end of the 14-day period, it will be Grantee’s voluntary decision to do so because Grantee has decided that Grantee does not need any additional time to decide whether to sign this Agreement. Grantee also agrees that any changes made to this Agreement before Grantee signs it, whether material or immaterial, will not restart the 14-day period

WASHINGTON

While Grantee is employed by the Company or any of its Related Entities in Washington, Grantee acknowledges the Company has notified Grantee that, even if the post-employment provisions of Section 7 (Restrictive Covenants) are not enforceable against Grantee at the time of Grantee’s execution of this Agreement, those provisions may be enforceable against Grantee in the future due to changes in Grantee’s compensation.

While Grantee is employed by the Company or any of its Related Entities in Washington, the following Section replaces Section 8 (Entire Agreement; Governing Law) in its entirety:

8. Entire Agreement. The Notice, the Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee; provided, however, the Notice, the Plan and this Agreement shall supplement and not supersede any other written agreement between Grantee and the Company or any of its subsidiaries or affiliates addressing non-disclosure of confidential information, assignment of inventions or other intellectual property rights, restrictive covenants or other terms for the benefit of the Company or any of its subsidiaries or affiliates (the “Other Protective Agreements”), with any Other Protective Agreements and the Notice, the Plan and this Agreement being read and interpreted together to provide the maximum protection available to the Company and its subsidiaries or affiliates.

While Grantee is employed by the Company or any of its Related Entities in Washington, disregard Section 11 (Venue and Jurisdiction). This Section does not apply.

WYOMING

While Grantee is employed by the Company or any of its Related Entities in Wyoming, Grantee acknowledges that Grantee is an executive or management employee or an employee who constitutes professional staff to executive and management personnel pursuant to Wyo. Stat. Ann. § 1-23-108.